   As filed with the Securities and Exchange Commission on February 29, 2000
                                                      Registration No. 333-67355
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                ----------------

                              NETMOVES CORPORATION
           (Exact name of the registrant as specified in its charter)

                  DELAWARE                                  11-3025769
(State or other jurisdiction of incorporation    (I.R.S. employer identification
               or organization)                               number)

                              399 THORNALL STREET
                            EDISON, NEW JERSEY 08837
                                 (732) 906-2000
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                                ----------------

                                C/O GARY MILLIN
                                 MAIL.COM, INC.
                             11 BROADWAY, 6TH FLOOR
                               NEW YORK, NY 10004
                                 (212) 425-4200
      (name, address, including zip code, and telephone number, including area code, of agent for service)

                                ----------------
                                WITH COPIES TO:

                          RONALD A. FLEMING, JR., ESQ.
                      WINTHROP, STIMSON, PUTNAM & ROBERTS
                             ONE BATTERY PARK PLAZA
                               NEW YORK, NY 10004
                                 (212) 858-1000

                                ----------------

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================



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     The Registrant hereby withdraws from registration any shares of its Common
Stock registered hereby which remain unsold.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Edison, State of New Jersey, on this 29th day of February, 2000.


                                        MAIL.COM BUSINESS MESSAGING
                                        SERVICES, INC.
                                        (formerly known as NetMoves Corporation)


                                        By: /s/ Thomas F. Murawski
                                            ------------------------------------
                                            Name:  Thomas F. Murawski
                                            Title: Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No.1 to the Registration Statement has been signed by the following persons in the capacities indicated on February 29, 2000.

          Signature                             Title
/s/ Gerald Gorman                  Chairman of the Board of Directors
----------------------------
     Gerald Gorman

/s/ Thomas F. Murawski             Chief Executive Officer
----------------------------
     Thomas F. Murawski

/s/ Gary Millin                    Director
----------------------------
     Gary Millin



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